Attached is the monthly update for the Gateway Fund as of November 30, 2005.
If you have any questions regarding the Fund, please don’t hesitate to contact me.
Gateway Fund
Average Annual Total Returns
As of November 30, 2005

One Year	5.55%
Five Years	2.93%
Ten Years	6.84%
From January 1, 1988	9.07%
Average Annual Total Returns
As of September 30, 2005

One Year	8.10%
Five Years	2.29%
Ten Years	6.97%
From January 1, 1988	9.13%
Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.
Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus, or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.
Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.
Data Source: Gateway Investment Advisers, L.P.
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Walter G. Sall
Gateway Investment Advisers, L.P.
3805 Edwards Road, Suite 600
Cincinnati, OH 45209
800.354.6339

To:	Financial Professionals
From:	Walter G. Sall
Date:	December 5, 2005
Subject:	Gateway Fund November Update — Thanks For The Good Month
•	The Gateway Fund Earned A Strong 1.31% For November As The S&P 500 Index Rallied

•	Economic Conditions Continued To Improve: Both Stocks And Bonds Advanced In November

•	Visit Us On The Web At www.gatewayfund.com
Month of November
Economic measures of overall growth and advances in corporate profits continued to outpace expectations in November. The spiking crude oil prices caused by Katrina and Rita proved transitory, and investors avidly sought the perceived bargains left in the wake of the October sell-off. The Gateway Fund benefited from both the improving undercurrents in the stock market and from moderately higher option premiums, the result of the turmoil in October, achieving an all-time-high share price of $25.50 on November 22. The share price settled by month-end, but the Fund earned a very strong 1.31% for its investors in November.
•	On November 30, the gross domestic product figures for the third quarter were revised upward to 4.3%. Such robust economic growth, accompanied by strong corporate profits and falling oil prices, undoubtedly motivated investors in November. Both business investment and consumer spending exceeded expectations and contributed to renewed investor confidence. The S&P 500 Index delivered a total return of 3.78% for the month.

•	With no change in Federal Reserve Board policy and a developing slowdown in the housing industry, bond investors recovered their poise and managed a small advance in bond prices. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index increased 0.44% for the month.

•	At November 30, 2005, the Gateway Fund was 100% hedged with index call options at an average strike price between 1.5% and 2.5% in-the-money. The Fund owned index put options on 100% of the notional value of the portfolio, with average strike prices between 10% and 12.5% out-of-the-money. However, option volatility and premiums receded during the month. The CBOE volatility index (VIX) stood at 12.06 on November 30, having declined from 15.32 on October 31.
Year-To-Date Performance
In the first eleven months of 2005, the Gateway Fund earned a total return of 4.69%, slightly less than the 4.88% return of the S&P 500 Index during the same time period. The Fund’s return was impacted by historically low equity market volatility that prevailed for most of the year. Lower-than-normal volatility is accompanied by lower prices for index options and, therefore, less net cash flow from hedging transactions. While the Gateway Fund delivered its return with a consistently low risk profile, the S&P 500 Index displayed higher volatility in both directions.

•	As of November 30, 2005, the trailing one-year volatility of the S&P 500 Index was slightly in excess of 10%, while the Gateway Fund volatility was less than 5%. After the sharp rally in November, the S&P 500 Index has delivered a total return of 4.88% for the eleven-month period.

•	The bond market, as represented by the Lehman Brothers U. S. Intermediate Government/Credit Bond Index, posted an eleven-month total return of 0.94%. After multiple increases in short-term interest rates by the Federal Reserve Board during the year and a substantial flattening of the yield curve, this low-risk sector of the bond market delivered a return less than the average interest paid on the bonds during the period.
Gateway Fund Estimated 2005 Distributions
As the end of 2005 approaches, estimated income dividend and capital gain information for the Fund is now being periodically updated on its website (www.gatewayfund.com) on the “What’s New” page. Distribution information is also available by calling 800.354.6339 and selecting option 5.
As of November 30, 2005, the Gateway Fund anticipates net investment income sufficient to support a year-end qualified ordinary income dividend estimated at $0.46 per share. There were no estimated capital gain distributions as of November 30, 2005. It is important to realize that these are estimated figures and the amounts can change substantially up until the last day of the year.
Proxy Solicitation
Recently, the Gateway Fund sent out a proxy statement requesting shareholder approval of two proposals. The Board of Trustees for The Gateway Trust has unanimously recommended a vote in favor of these two proposals. We urge all shareholders to review the proposals carefully and vote in a timely manner. Shareholders may vote their shares either on-line, via telephone or via mail using the pre-paid envelope provided. If you have any questions about the proxy statement itself, please don’t hesitate to contact us.
Holiday Greetings
In lieu of sending holiday greetings to our friends and business associates, Gateway Investment Advisers, L.P. has made a charitable donation to the United Way again this year. On behalf of all Gateway employees, we wish you a happy holiday season and a new year of peace and prosperity.

	Month	Year-To-Date
	of	as of
Investment Results	November	November 30, 2005
Gateway Fund	1.31%	4.69%
Lehman Brothers U. S. Intermediate Government/Credit Bond Index	0.44%	0.94%
S&P500 Index	3.78%	4.88%
Average Annual Total Returns
as of November 30, 2005

		Lehman Bros. U.S.
	Gateway	Int. Gvt/Credit	S&P 500
	Fund	Bond Index	Index
One Year	5.55%	1.63%	8.44%
Three Years	7.02%	3.50%	12.10%
Five Years	2.93%	5.75%	0.64%
Ten Years	6.84%	5.85%	9.28%
Since 1/1/88	9.07%	7.19%	11.99%

Gateway Fund
Average Annual Total Returns
as of September 30, 2005

One Year	8.10%
Three Years	10.88%
Five Years	2.29%
Ten Years	6.97%
Since 1/1/88	9.13%
Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Under certain circumstances the Gateway Fund may not own any put options, resulting in increased risk during a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.
Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.
Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.
The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.
The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.
Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.